EXHIBIT 10.19


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
STATE OF CALIFORNIA                                                             CONTRACT NUMBER                          AM. NO.
STANDARD AGREEMENT - APPROVED BY THE ATTORNEY GENERAL                           ICM01114
STD. 2 (REV. 5-91) CDC ELECTRONIC (1/94)                                        TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                                                                94-3110889

         THIS AGREEMENT, made and entered into this 4th day of March, 2002 in the State of California, by and between
State of California, through its duly elected or appointed, qualified and acting

TITLE OF OFFICER ACTING FOR STATE                         AGENCY
Chief, Institution Contracts Section                      Department of Corrections              , hereafter called the State, and
CONTRACTOR'S NAME
TELESCIENCE INTERNATIONAL, INC.                                                                  , hereafter called the
                                                                                                 Contractor.
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WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(Set forth service to be rendered by Contractor, amount to be paid Contractor, time for performance or completion, and attach plans and specifications, if any.)

This is a Master Contract in which the Contractor agrees to provide TEMPORARY/ RELIEF NURSING SERVICES AS, PRIMARY, SECONDARY, TERTIARY, FOURTH, FIFTH, SIXTH, SEVENTH, EIGHTH, OR NINTH PROVIDER for the California Department of Corrections. Contractor shall perform services to participating institutions as listed on this agreement. Services shall be provided in accordance with Exhibit 1 and the following attachments, attached and hereby incorporated into this contract by this reference.

Attachment A -                      Scope of Services
Attachment B -                      General Terms and Conditions
Attachment C -                      Bid Proposal
Attachment D -                       Participating Institutions
Attachment E -                      Fax Transmittal
Attachment F -                      List of Regional Accounting Offices

The term of this contract shall be for the period April 1, 2002 through September 30, 2004.

The estimated contract amount shall not exceed One Hundred Thirty Million Dollars ($130,000,000.00). There is no monetary obligation on this Master Contract; funds for each institution will be encumbered on a Notice to Proceed
(NTP). The State makes no commitment, written or implied, as to the total amount to be expended during the term of this contract.


CONTINUED ON 40 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================

The provisions on the reverse side hereof constitute a part of this agreement.

IN WITNESS WHEREOF, this a agreement has been executed by the parties hereto, upon the date first above written.

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                          STATE OF CALIFORNIA                                                           CONTRACTOR
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
AGENCY                                                                    CONTRACTOR (If other than an individual, state whether
                                                                          a  corporation, partnership, etc.)
------------------------------------------------------------------------- ---------------------------------------------------------
Department of Corrections                                                 TELESCIENCE INTERNATIONAL, INC.
------------------------------------------------------------------------- ---------------------------------------------------------
(AUTHORIZED SIGNATURE)                                                    BY (AUTHORIZED SIGNATURE)
[/s/ Janet E. Miura]                                                      [/s/ Christopher M. Wallace]
------------------------------------------------------------------------- ---------------------------------------------------------
PRINTED NAME OF PERSON SIGNING                                            PRINTED NAME AND TITLE OF PERSON SIGNING
[JANET E. MIURA]                                                          Christopher M. Wallace, VP (703) 641-8890
------------------------------------------------------------------------- ---------------------------------------------------------
[TITLE] ADDRESS
Chief, Institution Contracts Section                                      2230 Gallows Rd, Ste. 310, Vienna, VA  22027
------------------------------------------------------------------------- ---------------------------------------------------------
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

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE) CDC ELECTRONIC (1/94)


TeleScience International, Inc.                          Contract No. ICM01 114


           1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

           2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in art independent capacity and not as officers or employees or agents of State of California.

           3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the mariner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

           4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

           5. Time is of the essence in this agreement.

           6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on ny of the parties hereto.

           7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per , diem, unless otherwise expressly so provided.

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
----------------------------------- ------------------------------------------------ -----------------------------------------------
AMOUNT ENCUMBERED BY THIS           PROGRAM/CATEGORY (CODE AND TITLE)                FUND TITLE
DOCUMENT                            Clearing Account I                               General
                                    ------------------------------------------------ -----------------------------------------------
$-0-                                (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR         Various
                                    ------------------------------------------------------------------------------------------------
THIS CONTRACT                       ITEM                                       CHAPTER           STATUTE        FISCAL YEAR
$-0-
-----------------------------------
TOTAL AMOUNT ENCUMBERED TO          5240-001-0001-Various                      106               2001           2001/02
                                                                               pending           2002           2002/03
                                                                               pending           2003           2003/04
                                                                               pending           2004           2004/05
                                    ------------------------------------------------------------------------------------------------
DATE                                OBJECT OF EXPENDITURE (CODE AND TITLE)
$-0                                 413.06 0 - Health and Medical Registry
-------------------------------------------------------------------------------------- ------------------ --------------------------
I hereby certify upon my own personal knowledge that budgeted funds are available for the period   T.B.A. NO.         B.R. No.
and purpose of the expenditure stated above.
------------------------------------------------------------------------------------------------------------ -----------------------
SIGNATURE OF ACCOUNTING OFFICER                                                                              DATE
X          [/s/ Signature Illegible]                                                                         [/s/ 03/28/02]
------------------------------------------------------------------------------------------------------------ -----------------------
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                                       2
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TeleScience International, Inc.                                    Attachment A



                               STATE OF CALIFORNIA
                            DEPARTMENT OF CORRECTIONS

                                SCOPE OF SERVICES

                        TEMPORARY/RELIEF NURSING SERVICES

                             CONTRACT NO. ICM01 114

Contractor shall provide temporary/relief Licensed Registered Nurses (RN), Licensed Vocational Nurses (LVN), Nurse Practitioner (NP), Certified Nursing Assistants (CNA), Certified Registered Nurse Anesthetist (CRNA), Surgical Technician (ST), Surgical Nurse (SN) and Medical Assistants (MA) to render nursing care services to inmate patients under the jurisdiction of the California Department of Corrections (CDC). As emergent needs occur other nursing specialties may be requested by the institution. Nursing personnel referred by the Contractor must be appropriately licensed, certified and qualified, and able to perform the tasks associated with providing the above medical service and assume full responsibility for services performed. Services shall be provided at the designated times and locations listed in Attachment D, as authorized by the Health Care Manager/Chief Medical Officer (HCM/CMO) or designee.

Any and all services performed outside the scope of this agreement will be at the sole risk and expense of the Contractor.

Contractor agrees that all referred registry personnel will be required to render health services to any inmate as needed. Registry, nursing staff will work under the clinical direction of the HCM/CMO or designee.

Contractor agrees that all expenses associated with travel to and from the institution, lodging, and all training expenses for referred personnel, shall be at the expense of the Contractor or the Contractor's subcontractors and will not be reimbursed separately by CDC.

Temporary/Relief nursing services shall be utilized only when patient acuity levels or appropriate staffing levels cannot be maintained with civil service nursing staff.

CONTRACT REPRESENTATIVE

The contract liaison person is listed in Attachment D and can be contacted Monday through Friday, from 8:00 a.m. to 4:00 p.m. The Institution's contract liaison or his/her designee shall pre-arrange all needed services to assure continuity of care and to minimize the disruption of CDCs workload.

REQUESTS FOR SERVICES

Contractor shall have a locally based contact person available by telephone twenty-four (24) hours a day. TELEPHONE ANSWERING DEVICES (E.G., MESSAGE MACHINES) ARE NOT

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TeleScience International, Inc.                                    Attachment A
Scope of Services                                         Contract No. ICM01114


ACCEPTABLE. The initial contact to request services may be by telephone; however, CDC shall follow up immediately with a facsimile request (Attachment
E). The Contractor shall respond to the institution's request for services within two hours of the initial contact.

Nursing services may be ordered twenty-four (24) hours a day, seven (7) days a week, including holidays. Contractor shall provide nurses within the time frames specified by the institution contract liaison. Requests for nursing services shall be for a minimum of eight (8) hours per shift.

When requesting nursing services, CDC shall inform the Contractor of 1) the duration of services, 2) the number and type of nursing staff required, and 3) the shift assignment(s). Contractor must be able to provide nurses who will work a regular work schedule of 8 hours and/or an alternate work schedule that is greater than 8 hours per day (e.g., 10 hours per day, 12 hours per day) as necessary to minimize accrual of overtime. If Contractor cannot provide nurses to work an alternate Work schedule, but can provide nurses for 8 hours or less, multiple nurses shall be assigned to meet the shift needs of the Institution and to avoid accrual of overtime pay.

If the duration of services must be extended, CDC shall make every attempt to notify the Contractor not less than seventy-two (72) hours before the end of the current service period. The institution's HCM/CMO or designee shall document the request in writing.

CDC may cancel or change nursing assignments by telephone, without incurring any liability, up to eight (8) hours before a scheduled reporting time. If CDC cancels or changes a requested assignment less than eight (8) hours before a scheduled reporting time, and nursing staff reports as scheduled, CDC shall be liable for one-half of the daily second shift rate.

SCHEDULING

Contractor and Contractor's personnel referred to the Institution shall ensure that all ordered nursing registry service have prior authorization and are mutually agreed upon between the HCM/CMO, or designee, and the Contractor.

CONTRACTOR RESPONSIBILITIES

Nursing services shall include, but not be limited to:

1. Provide patient care consistent with the scope of license and/or certification and in accordance with physician's orders and the CDC facility policies and procedures;

2. Document and maintain medical records in accordance with CDC facility policies and procedures;

3. Perform and document nursing assessment for assigned patients, and reporting

TeleScience International, Inc.                                    Attachment A
Scope of Services                                         Contract No. ICM01114


significant changes to attending physician and/or lead or supervisory staff in a timely manner;

4. Provide patient education consistent with their medical condition; Comply with universal safety precautions and maintain a safe work environment at all times;.

5. Maintain CDC security measures; and

6. Assist the physician with all treatment modalities.

Contractor acknowledges that CDC is not obligated to provide or pay for inmate health care services or treatment beyond those, which are essential to prevent death or permanent or severe disability.. If health care service or treatment is nonessential or could safely, be deferred until the inmate is released from custody when he/she is able to arrange for services for him/herself then CDC shall defer services. Prior authorization must be obtained and documented in the inmate's health record for those excluded health care services or treatments listed in CDC's Medical Standards of Care.

HOURS OF OPERATION

Services are to be provided for a variety of shifts, which are not limited to the following:

                     1st Shift -          10:30 p.m. to 6:30 a.m.
                     2nd Shift -          6:30 a. m. to 2:30 p.m.
                     3rd Shift -          2:30 p.m. to 10:30 p.m.

Nurses provided by the Contractor must be available to work every day of the year, including holidays. Staff shall report for beginning/ending of shifts in accordance with the policies and procedures of the requesting institution. Contractor shall notify CDC at least twenty-four (24) hours in advance of scheduled service if unable to provide service for reasons other than illness, or immediately provide replacement staff to avoid disruption of service.

OVERTIME PAY RATE ALLOWANCES

Contractor shall be responsible for rotating staff and providing relief staff to avoid Contractor's payment of overtime. CDC shall pay overtime to Contractor for unanticipated events, such as an institution emergency after normal shift or lock-dowh at time and one-half (1-1/2) the hourly rate identified in Contractor's Bid Proposal (Attachment C) when authorized by the HCM/CMO, or designee.

If an unanticipated overtime situation arises, Contractor must obtain written approval from the HCM/CMO for payment of the overtime. Contractor's failure to-obtain written approval for overtime will make the Contractor the responsible party for the payment of any unauthorized overtime to affected personnel. If the HCM/CMO approves the

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TeleScience International, Inc.                                    Attachment A
Scope of Services                                         Contract No. ICM01114


overtime, a copy of the approval letter must accompany the monthly invoices.

Contractor shall guarantee that California Labor Code, Division 2, Part 2, Chapter 1, Sections 500 through 558, have been complied with when providing personnel to work the alternate .and/or regular-work schedule. Pursuant to California Labor Code Sections 500 through 558, overtime will apply as follows:

1. Regular Work Schedule - 8-hour shift. The regular time worked must be in excess of eight (8) hours per day.

2. Alternate Work Schedule - 10 or 12-hour shift. Contractor shall ensue that all personnel provided under the alternate work schedule understand that any time worked under these criteria will be paid at straight time. Overtime will apply only when the time worked is in excess of the assigned 10 or 12-hour shift per day or in excess of forty (40) hours within the same workweek .

HOLIDAY PAY RATE ALLOWANCES

CDC shall pay holiday rates for official State of California holidays to Contractor at time and one-half (1-1/2) the hourly rate as identified in Contractor's Bid Proposal (Attachment C). California State Holidays are: New Year's Day; Martin Luther King, Jr. Day; Lincoln's Birthday; Washington's Birthday; Cesar Chavez Day, Memorial Day; Independence Day; Labor Day; Columbus Day; Veteran's Day; Thanksgiving Day; Day after Thanksgiving and Christmas Day.

Holiday rates will be paid commencing with the 1st Shift work hours before the holiday through the 3rd Shift work hours on the actual holiday. Services are to be provided for a variety of shifts, which are not limited to the following:
Example:. the Christmas Holiday would be paid at time and one-half (1-1/2) as follows:

           December 24th, 1st Shift          10:30 p.m. to 6:30 a.m.
           December 25th, 2nd Shift          6:30 a.m. to 2:30 p.m.
           December 25th, 3rd Shift          2:30 p.m. to 10:30 p.m.

QUALIFICATIONS

In addition to the required licenses and/or certifications noted herein, nurses assigned to CDC must have a minimum amount of experience as outlined below:

1. Registered Nurse Licensed Vocational Nurse, Certified Nursing- Assistant: At least one (1) year of experience within the last three (3) years rendering patient or nursing care (accumulated part-time work to meet the one-year requirement is acceptable).

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TeleScience International, Inc.                                    Attachment A
Scope of Services                                         Contract No. ICM01114


2. Surgical Nurse

Surgical Nurse will only be used by the institutions with hospitals. At least one (1) year of experience within the last three (3) years rendering patient or nursing care (accumulated part-time work to meet the one-year requirement is acceptable).

3. Medical Assistants

At least one (1) year of experience within the last three (3) years working performing administrative and clinical tasks in a health care facility.

4. Certified Registered Nurse Anesthetist

At least one (1) year of experience within the last three (3) years performing the duties of a Nurse Anesthetist:

5. Surgical Technician

Surgical Technician will only be used by the institutions with hospitals. Must have earned their diploma from a technical program accredited by the Commission on Accreditation for Allied Education Programs (CAAHEP). At least one (1) year of experience within the last three (3) years performing the duties of a Surgical Technician.

6. Nurse Practitioner

At least one (1) year of experience within the last three (3) years providing patient care and performing duties at the nurse practitioner level.

Specialty Services:

In addition to the above requirements, RNs, LVNs or CNAs who are requested to work in a specialized area such as emergency room, psychiatric care, obstetrics/gynecology, surgery, etc. shall also have at least one year experience within the last three years providing patient care within that setting and possess any required certificates.

For Female Institutions (NCWF, CIW, CCWF, VSPW, and CRC), in addition to the above qualifications, registered nurses provided by Contractor must also have at least one (1) year of experience within the last five (5) years rendering Obstetric and Gynecological nursing services a health care setting.

Copies of the following documents are required for all nursing personnel designated for assignment to CDC and shall be submitted to the HCM/CMO or designee prior to providing services:

1. Current State of California RN/LVN license, NP/CRNA license and certificate, and CNA/MA certificate.

2. Current Cardiopulmonary Resuscitation Certificate (CPR) for each nurse.

3. Employment Eligibility Verification (I-9) reports.

For Institutions with a licensed General Acute Care Hospital (CIM, CMF, COR,
CMC), a current copy of Contractor's Medical/Clinical Skills Inventory Checklist and Clinical Performance Evaluation Checklist, validating the competency of Contractor's personnel

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TeleScience International, Inc.                                    Attachment A
Scope of Services                                         Contract No. ICM01114


to perform the duties, is required by this contract.

Registered Nurses, Licensed Vocational Nurses, Certified Nursing Assistants and Medical Assistants working in the licensed general acute care hospital setting must have documentation of completion of a competency validation process meeting the requirements of Title 22, Section 70016 or Section 70016.1 as applicable, prior to performing the duties required by this contract.

Contractor shall obtain at least two (2) reference checks on each nurse and maintain records of verification, Records shall include the following:

1. Name of person contacted and date

2. Name of previous acute care hospital or health facility specialty areaslunits worked

Contractor shall obtain resumes on each Nurse and submit the document to the Institution upon referral. Such records shall include the following.

o RN, LVN, CNA, CRNA, NP, ST, SN - qualifying experience in the level of skill the nurse is certified and/or licensed, and if applicable, specialty service.

o     Medical Assistant - provide qualifying experience and certificate.

o     Name of previous paid employment as a nurse.

o     Length of employment.

o     Rehire status.


PERSONNEL

Institution shall approve in advance all required personnel assigned to the contract. If any employee of the Contractor is unable to perform due to illness; resignation, or factors, beyond the Contractor's control, the Contractor shall immediately submit qualifications of proposed substitute personnel to the Institution for approval. Failure to do so may be cause for termination of this contract. The Institution has the option to approve or deny acceptance of such personnel.

Contractor shall ensure that all referred personnel referred through this contract are proficient in the English language; be able to speak fluently, understand oral and written communications, and write effectively. Any nurse referred who fails to meet the minimum qualifications shall not be permitted to perform service. The HCM/CMO or designee shall state in writing the reason(s) the referred nurse does not meet minimum qualifications. The CDC shall not pay the Contractor for any hours worked by a referred nurse who does not meet the minimum qualifications.

Institutions may on occasion request bi-lingual (English/Spanish) speaking nurses.

The contractor shall report in writing the resignation or dismissal of personnel who are essential to the successful operation of the contract:

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TeleScience International, Inc.                                    Attachment A
Scope of Services                                         Contract No. ICM01114



PERSONNEL LICENSE/PERMIT/CERTIFICATION

Prior to providing services as outlined in this contract, Contractor shall provide a roster listing Registered. Nurses, Licensed Vocational Nurses, Nurse Practitioner, Certified Nursing. Assistants, Certified Registered Nurse Anesthetist, Surgical Technician, Surgical Nurse or Medical Assistants designated for assignment to CDC, Each Nurse referred to the Institution by the Contractor shall have a current and valid license and/or certificate in accordance with the State requirement for their profession. Contractor shall ensure that all referred personnel licenses, permits, certifications and other requirements outlined herein are current and in effect at all times during the term of this contract. In the event the required licenses/certifications/permits expire, Contractor shall provide current/renewed license/certifications(s) to CDC no less than thirty (30) days prior to the expiration, or replace the personnel. Contractor is responsible for verifying through the appropriate licensing boards that no adverse actions have been taken by the State licensing authorities against any nurse assigned to CDC, and that ail licenses are active and void of misconduct. CDC may, at its discretion, verify the current status of nurse assigned. If, during the course of this contract, any of the licenses and requirements as stated herein are found to be inactive or not in compliance, CDC may immediately terminate this contract.

PERSONNEL SECURITY CLEARANCE

Upon request by CDC, the Contractor shall provide the name, date of birth, Social Security number, and valid state driver's license or identification card number of all prospective employees for the Institution security check and gate clearance approval.

The Contractor shall obtain prior written approval from the HCM/CMO. or designee for any additions, corrections or changes to the contractor's prospective employee roster. All referred personnel shall attend an institution orientation prior to being scheduled to work any shift as outlined in "Orientation" provision provided herein. Contractor will provide CDC/institution with a current personnel roster, which will remain on file at all times -at the Institution. Contractor shall ensure the Institution has an accurate personnel roster on file at all times, submitting revised rosters as necessary to reflect personnel changes.

ORIENTATION

Contractor agrees that prior to being scheduled to work at the Institution, all referred personnel, accepted by the HCM/CMO or designee, shall attend an orientation class to become familiar with the operations of the Institution, its medical facilities, Title 15 of the California Code of Regulations, Director's Rules and Regulations, and any bylaws that may apply to the Institution. Orientation may include, but is not limited to, the following:

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TeleScience International, Inc.                                    Attachment A
Scope of Services                                         Contract No. ICM01114



o Required documents to be carried (e.g., license(s), CDC identification badge, registry identification, if applicable)

o     Inmate security policies and procedures

o     Reporting for beginning/ending of shift assignment

o     Rules governing overtime

o Uniform or dress code Reporting of personal illness Reporting of industrial illness or injury

o Background investigations, fingerprinting and Digest of Laws Relating to Association with Prison Inmate requirements

o Authorization to be on CDC premises limited to scheduled work hours or orientation

o Rules governing gate clearance requirements Administrative and related service provided policies/procedures

o Infection Control and Universal Precautions working in a correctional environment

o California Occupational Safety and Health Administration (CAL OSHA) regulations relating to Bloodborne Pathogens CDC Tuberculosis (TB) Exposure Control Plan

o     CDC Hepatitis and Human Immunodeficiency Virus (HIV) programs

o Patient/Personal Safety relating to fire, electrical hazards, disaster preparedness, hazardous material, equipment safety and management, Safe Drinking Water and Toxic, Enforcement Act of 1986, Employee Right to Know, Advanced Directives and Patient's Rights

Each Contractor or referred personnel will be paid for the time spent in the orientation class after working at a CDC institution a minimum of eighty (80) hours in excess of the orientation hours. Attendees who do not work a minimum of eighty (80) hours in excess of the orientation class hours shall not be paid for the time spent in the orientation class.

To maintain continuity of services and ensure safety for all workers should a prolonged need for services develop, Contractor shall make available to the Institution only those personnel who have completed all components of the orientation.

REQUIRED LICENSES/PERMITS/CERTIFICATIONS TO CONDUCT BUSINESS IN CALIFORNIA

Contractor shall possess and maintain throughout the term of this contract a current and valid license to do business in the State of California and shall obtain at Contractor's expense any and all necessary license(s), permit(s), and certificate(s) required by law for accomplishing any work required in connection with this contract.

TeleScience International, Inc.                                    Attachment A
Scope of Services                                         Contract No. ICM01114



Contractors located within the State of California shall meet all terms and conditions for operating a business in the city/county in which the business is headquartered. Contractors which are corporations located within the State of California may submit copies of their incorporation documents/letter issued by the Secretary of State. Contractors located outside the State of California shall meet all terms and conditions for operating a business in the state, province, or country in which headquartered and shall submit an affidavit to show that the business is in good standing in that state, province or country.

MULTIPLE CONTRACT AWARD

When services are needed, the "primary" contractor, defined as the lowest responsible bidder, will be contacted first. WHEN and ONLY IF, the primary contractor is unable to provide services, the "secondary" contractor, defined as the second lowest responsible bidder, will be contacted. This process will be repeated based on the number of contracts awarded and will take place each time the Institution contacts the Contractor to provide services.

FAILURE TO PERFORM

In order to determine if nursing standards and departmental/institution policies and procedures are adhered to and maintained, CDC will routinely evaluate the work performance of all nursing personnel assigned to CDC. Any nursing personnel who fails to perform, does not meet the minimum qualifications, or who is physically or mentally incapable of performing the required duties of the position, shall not be permitted to perform service. The HCM/CMO or his/her designee shall state in writing the reasons nursing personnel do not meet qualifications and CDC shall not be required to pay Contractor for any hours worked by such nursing personnel. Contractor will be required to provide an immediate replacement.

Failure to provide services on three (3) occasions may result in the institution not contacting your company prior to going to the other contractors for the duration of the contract term.

INSPECTIONS

Inspections shall be carried out by the HCM/CMO or designee at various times during the contract term to check on the quality and quantity of work. The contract representative will determine acceptability of work performed through the HCM/CMO before contract payment will be approved.

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TeleScience International, Inc.                                     Attachment B



                               STATE OF CALIFORNIA
                            DEPARTMENT OF CORRECTIONS

                          GENERAL TERMS AND CONDITIONS

                        TEMPORARY/RELIEF NURSING SERVICES


INVOICING AND PAYMENT

For services satisfactorily rendered and upon receipt and approval of the invoices, the State agrees to compensate the Contractor for actual expenditures incurred in accordance with ATTACHMENT C - BID PROPOSAL.

State agrees to compensate the Contractor for actual expenditures incurred in accordance with the rates specified in the Contractor's Bid Proposal.

Invoices shall include the Contract Number, Contractor name and address, institution, date(s) of service, type of service and total hours of service. There will be no additional compensation for the time involved with entering and exiting the institution, travel, meals or lodging. Invoices shall be submitted in triplicate not more frequently than monthly in arrears to the appropriate Regional Accounting Office as indicated in Attachment F.

Payment will be made in accordance with and within the time specified in Government Code Section 927 et seq. Payment to small businesses shall be made in accordance with and within the time specified in Government Code Section 927 et seq.

The State's obligations under this contract are contingent upon and subject to the availability of funds appropriated each fiscal year for this contract.

INVOICING INFORMATION

In preparing invoices for payment per the Invoice and Payment provision above, the Contractor shall ensure the following information is provided:

1) Contractor name, address and contract number;

2) CDC institution;

3) The names of the contractor personnel;

4) The location in the facility (Housing Unit, Yard, Acute Care Hospital, Skilled Nursing Facility, Infirmary/CTC, etc.) where work was conducted each day;

5) Number of hours worked each day;

6) Type of service.

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


ACCOUNTING PRINCIPLES

The Contractor will adhere to generally accepted accounting principles as outlined by the American Institute of Certified Public Accountants. Dual compensation is not allowed. A Contractor cannot receive simultaneous compensation from two or more funding sources for the same services performed even though both funding sources could benefit.

AUDITS

The State or any of its duly authorized representatives will perform periodic financial and operational reviews to determine compliance with contract provisions and shall have access and right to examine, audit, excerpt, or transcribe any books, documents, papers and records of the Contractor which in the opinion of the State may be related or pertinent to the contract.

The contracting parties shall be subject to the examination and audit of the State Auditor for a period of three years after final payment under the contract (Government Code Section 8546.7). The examination and audit shall be confined to those matters connected with the performance of the contract, including, but not limited to, the costs of administering the contract.

MINIMUM WAGE

Contractor agrees to pay its employees wages not less than current California minimum wage, in accordance with Section 1182.11 of the California Labor Code.

WORKERS' COMPENSATION

By signing this contract, the Contractor hereby warrants that it carries Workers' Compensation Insurance for all of its employees who will be engaged in the performance of this contract. If staff provided by the Contractor are defined as independent contractors, this clause does not apply.

LICENSES AND PERMITS

The Contractor shall be an individual or firm licensed to do business in California and shall obtain at his/her expense all licenses) and permit(s) required by law for accomplishing any work required in connection with this contract.

Contractors located within the State of California shall meet all terms and conditions for operating a business in the city/county in which the business is headquartered. Contractors which are a corporations located within the State of California may submit a copy of, the incorporation documents/letter issued by the Secretary of State. Contractors located outside the State of California shall meet all terms and conditions for operating a business in the state, province, or country in which it is headquartered,

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


and shall submit an affidavit to show that the business is in good standing in that state, province, or country.

In the event any license(s) and/or permit(s) expire at any time during the term of this contract, Contractor agrees to provide CDC a copy of the renewed license(s) and/or permit(s) within 30 days following the expiration date. In the event the Contractor fails to keep in effect at all times all required license(s) and permit(s), the State may, in addition to any other remedies it may have; terminate this contract upon occurrence of such event.

LIABILITY FOR NONCONFORMING WORK

The Contractor will be fully responsible for ensuring that the completed work conforms to the agreed upon terms. If nonconformity is discovered prior to the Contractor's deadline, the Contractor will be given a reasonable opportunity to cure the nonconformity. If the nonconformity is discovered after the deadline for the completion of the project, CDC, in its sole discretion, may use any reasonable means to cure the nonconformity. The Contractor shall be responsible for reimbursing CDC for any additional expenses incurred to cure such defects.

CONTRACT APPROVAL

Contracts are not valid unless and until approved by the Department of General Services, if such approval is required by law (Public Contract Code Sections 10335 and 10360).

CONTRACT VIOLATIONS

The Contractor acknowledges that any violation of Chapter 2, or any other chaptered provision of the Public Contract Code (PCC), is subject to the remedies and penalties contained in PCC Sections 10420 through 10425.

RIGHT TO TERMINATE

The State reserves the right to terminate this contract subject to 30 days written notice to the Contractor. Contractor may submit a written request to terminate this contract only if the State should substantially fail to perform its responsibilities as provided herein.

However, the contract can be immediately terminated for cause. The term "for cause" shall mean that the Contractor fails to meet the terms, conditions and/or responsibilities of the contract. In this instance, the contract termination shall be effective as of the date indicated on the State's notification to the Contractor.

If the contract is terminated for cause, the CDC reserves the right to conduct a responsibility hearing to determine if the Contractor is a responsible bidder before an award on future contracts can be made.

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


This contract may be suspended or canceled, without notice at the option of the Contractor, if the Contractor or State's premises or equipment are destroyed by fire or other catastrophe, or so substantially damaged that it is impractical to continue service, or in the event the Contractor is unable to render service as a result of any action by any governmental authority.

TEMPORARY NONPERFORMANCE

If, because of mechanical failure or for any other reason, the Contractor shall be temporarily unable to perform the work as required, the State, during the period of the Contractor's inability to perform, reserves the right to accomplish the work by other means and shall be reimbursed by the Contractor for any additional costs above the contract price.

DISPUTE CLAUSE

The parties hereto mutually agree that the resolution of any claims or disputes arising under this contract shall be resolved pursuant to the provisions of the California Department of Corrections Operations Manual.

DISABILITY PLACEMENT

By signing this contract, Contractor assures the State it complies with the Americans with Disabilities Act (ADA) of 1990, (42 U.S.C. 12101 et seq.), which prohibits discrimination on the basis of disability, as well as applicable regulations and guidelines issued pursuant to the ADA.

NATIONAL LABOR RELATIONS BOARD CERTIFICATION

Contractor by signing this contract does swear under penalty of perjury that no more than one final unappealable finding of contempt of court, by a federal court has been issued against Contractor within the immediately preceding two-year period because of Contractor's failure to comply with an order of a federal court which ordered the Contractor to comply with an order of the National Labor Relations Board (Public Contract Code Section 10296).

NONDISCRIMINATION CLAUSE

During the performance of this contract, Contractor and its subcontractors shall not unlawfully discriminate, harass or allow harassment, against any employee or applicant for employment because of sex, race, color, ancestry, religious creed, national origin, physical disability (including HIV and AIDS), mental disability, medical condition (cancer), age (over 40), marital status, and denial of family care, leave. Contractors and subcontractors shall insure that the evaluation and treatment of their employees and applicants for employment are free from such discrimination and harassment. Contractors and subcontractors shall comply with the provisions of the Fair Employment

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


and Housing Act (Government Code Section 12900 et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2,
Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code Section 12990 (a-f), set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this contract by reference and made a part hereof as set forth in full; Contractor and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement.

This Contractor shall include the nondiscrimination and compliance. provisions of this clause in all subcontracts to perform work under the contract.

DRUG-FREE WORKPLACE CERTIFICATION

By signing this contract, the Contractor hereby certifies under penalty of perjury under the laws of the State of California that the Contractor will comply with the requirements of the Drug-Free Workplace Act of 1990 (Government Code Section 8350 et seq.) and will provide a drug-free workplace by taking the following actions:

1. Publish a statement notifying employees that unlawful manufacture, distribution, dispensation, possession, or use of a controlled substance is prohibited and specifying actions to be taken against employees for violations.

2. Establish a Drug-Free Awareness Program to inform employees about:

a. The dangers of drug abuse in the workplace;

b. The person's or organization's policy of maintaining a drug-free workplace;

c. Any available counseling, rehabilitation and employee assistance programs;
and

d. Penalties that may be imposed upon employees for drug abuse violations.

3. Every employee who works on the proposed contract will:

a. Receive a copy of the company's drug-free policy statement; and

b. Agree to abide by the terms of the company's statement as a condition of employment on the contract.

Failure to comply with these requirements may result in suspension of payments under the contract or termination of the contract or both and the Contractor may be ineligible for award of any future State contracts if the Department determines that any of the following has occurred: (1) the Contractor has made false certification, or (2) violates' the certification by failing to carry out the requirements as noted above.

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


STATEMENT OF COMPLIANCE

For contracts over $5,000.00, the Contractor, by signing this agreement, certifies under penalty of perjury under the laws of the State of California that the he/she has, unless exempted, complied the nondiscrimination program requirements of Government Code Section 12990 (a-f) and Title 2, California Code of Regulations, Section 8103.

EMPLOYMENT OF EX-OFFENDERS

Contractor cannot be and will not either directly, or on a subcontract basis, employ in connection with this contract:

1. Ex-Offenders on active parole or probation;

2. Ex-Offenders at any time if they are required to register as a sex offender pursuant to Penal Code Section 290 or if such ex-offender has an offense history involving a "violent felony" as defined in subparagraph (c) of Penal Code
Section 667.5; or

3. Any ex-felon in a position which provides direct supervision of parolees.

Ex-Offenders who can provide written evidence of having satisfactorily completed parole or probation may be considered for employment by the Contractor subject to the following limitations:

1. Contractor shall obtain the prior written approval to employ any such ex-offender from the Authorized Administrator; and

2. Such ex-offender whose assigned duties are to involve administrative or policy decision-making, accounting, procurement, cashiering, auditing, or any other business-related administrative function shall be fully bonded to cover any potential loss to the State or Contractor.

CONFIDENTIALITY OF DATA

All financial, statistical, personal, technical and other data and information relating to State's operation, which are designated confidential by the State and made available to carry out this contract, or which become available to the Contractor in order to carry out this contract; shall be protected by the Contractor from unauthorized use and disclosure.

If the methods and procedures employed by the Contractor for the protection of the Contractor's data and information are deemed by the State to be adequate for the protection of the State's confidential information, such methods and procedures may be used with the written consent of the State. The Contractor shall not be required under the provisions of this paragraph to keep confidential any data already rightfully in the

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


Contractor's possession that is independently developed by the Contractor outside the scope of the contract or is rightfully obtained from third parties.

No reports, information, inventions, improvements, discoveries, or data obtained, repaired, assembled, or developed by the Contractor pursuant to this contract shall be released, published, or made available to any person (except to the State) without prior written approval from the State.

Contractor by acceptance of this contract is subject to all of the requirements of California Government Code Section 11019.9 and California Civil Code Sections 1798, et seq., regarding the collections, maintenance, and disclosure of personal and confidential information about individuals.

AMENDMENTS

Any modification to this Agreement MUST be in writing, signed by both parties, and approved in accordance with the laws of the State of California.

This contract may be amended to extend the term if it is determined to be in the best interest of the State. The Contractor agrees to provide services for the extended period at the rates specified in the original contract. The amendment will be in writing and signed by both parties.

CONFLICT OF INTEREST

The Contractor and their employees shall abide by the provisions of Government Code (GC) Sections 1090, 81000 et seq., 82000 et seq., 87100 et seq., and 87300
et seq., Public Contract Code (PCC) Sections 10335 et seq. and 10410 et seq., California Code of Regulations (CCR), Title 2, Section 18700 et seq. and Title 15, Section 3409, and the Department Operations Manual (DOM) Section 31100 et seq. regarding conflict of interest.

Contractors and Their Employees:

Consultant Contractors shall file a Statement of Economic Interests, (FPPC Form
700) prior to commencing services under the contract, annually during the life of the contract, and within 30 days after the expiration of the contract. Other service contractors and/or certain of their employees may be required to file a Form 700 if so requested by the CDC or whenever it appears that a conflict of interest may be at issue. Generally, service contractors (other than consultant contractors required to file as above) and their employees shall be required to file a Form 700 if one of the following exists:

(1) The contract service has been identified by the CDC as one where there is a greater likelihood that a conflict of interest may occur;

(2) The contractor and/or contractor's employee(s), pursuant to the contract, makes or influences a governmental decision; or

(3) The contractor and/or contractor's employee(s) serves in a staff capacity with the CDC and in that capacity participates in making a governmental decision or performs the same or substantially all the same duties for the CDC that would

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114



otherwise be performed by an individual holding a position specified in the CDCs Conflict of Interest Code.

Current State Employees:

(1) No officer or employee shall engage in any employment, activity or enterprise from which the officer or employee receives compensation or has a financial interest and which is sponsored or funded by any state agency, unless the employment, activity or enterprise is required as a condition of regular state employment.

(2) No officer or employee shall contract on his or her own behalf as an independent contractor with any state agency to provide goods or services.

(3) In addition to the above, CDC officials and employees shall also avoid actions resulting in or creating an appearance of:

(a) Using an official position for private gain;

(b) Giving preferential treatment to any particular person;

(c) Losing independence or impartiality;

(d) Making a decision outside of official channels; and

(e) Affecting adversely the confidence of the public or local officials in the integrity of the program.

(4) Officers and employees of the Department must not solicit, accept or receive directly or indirectly, any fee, commission, gratuity or gift from any person or business organization doing or seeking to do business with the state.

Former State Employees:

(1) For the two-year period from the date he or she left state employment, no former state officer or employee may enter into a contract in which he or she engaged in any of the negotiations, transactions, planning, arrangements or any part of the decision-making process relevant to the contract while employed in any capacity by any state agency.

(2) For the twelve-month period from the date he or she left state employment, no former state officer or employee may enter into a contract with any state agency if he or she was employed by that state agency in a policy-making position in the same general subject area as the proposed contract within the 12-month period prior to his or her leaving state service.

In addition to the above, the Contractor shall avoid any conflict of interest whatsoever with respect to any financial dealings, employment services, or opportunities offered to inmates or parolees. The Contractor shall not itself employ or offer to employ inmates or parolees either directly, or indirectly through an affiliated company, person or business unless specifically authorized in writing by the CDC. In addition, the Contractor shall not (either directly, or indirectly through an affiliated company, person or business) engage in financial dealings with inmates or parolees, except to the extent that such financial dealings create no actual or potential conflict of interest, are available on the same terms to the general public, and have been approved in advance in writing by the CDC. For the purposes of this paragraph, "affiliated company, person or business" means any company, business, corporation, non-profit corporation, partnership, limited partnership, sole proprietorship, or other person or business entity of any kind which has any ownership or control interest whatsoever in the Contractor, or

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


which is wholly or partially owned (more than 5% ownership) or controlled (any percentage) by the Contractor or by the Contractor's owners, officers, principals, directors and/or shareholders, either directly or indirectly. "Affiliated companies, persons or businesses" include, but are not limited to, subsidiary-, parent-, or sistercompanies or corporations, and any company, corporation, non-profit corporation, partnership, limited partnership, sole proprietorship, or other person or business entity of any kind that is wholly- or partially- owned or controlled, either directly or indirectly, by the Contractor or by the Contractor's owners, officers, principals, directors and/or shareholders.

The contractor shall have a continuing duty to disclose to the State in writing all interests and activities that create an actual or potential conflict of interest in performance of the contract.

The Contractor shall have a continuing duty to keep the State timely and fully apprised in writing of any material changes in the Contractor's business structure and/or status. This includes any changes in business form, such as a change from sole proprietorship or partnership into a corporation or vice-versa; any changes in company ownership; any dissolution of the business; any change of the name of the business; any filing in bankruptcy; any revocation of corporate status by the Secretary of State; and any other material changes in the Contractor's business status or structure that could affect the performance of the Contractor's duties under the contract.

If the Contractor violates any provision of the above paragraphs, such action by the Contractor shall render this Agreement void.

Members of boards and commissions are exempt from this section if they do not receive payment other than payment of each meeting of the board or commission, payment for preparatory time and payment for per diem.

REPORTABLE PAYMENT IDENTIFICATION AND CLASSIFICATION REQUIREMENTS

Contractor shall comply with State and Federal Reportable Payment Identification and Classification Requirements by fully completing the "Payee Data Record". Contractor understands and agrees that if he/she does not fully complete the Payee Data Record, State shall reduce the total contract amount by 31 percent for federal backup withholding and seven (7) percent for State income tax withholding.

INSURANCE REQUIREMENTS

For all COMPANIES AND/OR BUSINESSES, the Contractor hereby represents and warrants that the Contractor is currently and shall for the duration of this contract be insured against COMMERCIAL GENERAL LIABILITY for a minimum of $1,000,000 per occurrence for bodily injury and property damage liability combined.

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


The certificate of insurance must include the following provisions:

            The insurer will not cancel the insured's coverage without 30 days prior written notice to the State; and

            The State of California, its officers, agents, employees, and servants are hereby named as additional insured but only with respect to work performed for the State of California.

For companies and/or businesses, and individual providers, Contractor hereby represents and warrants that Contractor is currently and shall remain for the duration of this contract, at Contractor's own expense, insured against PROFESSIONAL AND AUTO LIABILITY. Provider agrees to carry a minimum coverage of $1,000,000 per occurrence for bodily injury and property damage liability combined. Such coverage will be a condition of the CDC's obligation to pay for services provided under this contract.

Prior to approval of this contract and before performing any work, Contractor shall furnish to the State evidence of valid coverage. The following shall be considered evidence of coverage: a certificate of insurance, a "true and certified" copy of the policy, or any other proof of coverage issued by Contractor's professional liability insurance carrier. Binders are not acceptable as evidence of coverage.

Providing evidence of coverage to the State does not convey any rights or privileges to the CDC. It does, however, serve to provide the State with proof that the Contractor is insured up to the required minimums, as required by the State. By signing this contract, the Contractor certifies that the professional liability insurance carrier has knowledge of the Contractor's extension of services to CDC inmates. Such action conveys no coverage to the State under the Contractor's policy nor does it insure any State employee or insure any premises owned, leased, or otherwise used by or under the control of the State with respect to coverage.

Contractor agrees that the professional liability insurance herein provided for shall be in effect at all times during the term of this contract. In the event said insurance coverage expires or is canceled at any time during the term of this contract, Provider agrees to give at least thirty (30) days prior notice to State before said expiration date or immediate notice of cancellation. Evidence of coverage as provided for herein shall not be for less than the remainder of the term of the contract or for a period of not less than one year. CDC and Department of General Services (DGS) reserve the right to verify the Contractor's evidence of coverage; evidence of coverage is subject to the approval of the DGS. In the event the Contractor fails to keep in effect at all times insurance coverage as herein provided, the State reserves the right to terminate this contract and seek any other remedies afforded by the laws of this State.

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


BLOODBORNE PATHOGENS

Provider shall adhere to CAL-OSHA's regulations and guidelines pertaining to bloodborne pathogens.

TUBERCULOSIS (TB) TESTING

Prior to the performance of contracted duties, Contractors and any employees and/or sub-contractors who are assigned to work with inmates on a regular basis shall be required. to be examined, tested, or medically evaluated for TB in an infectious or contagious stage, and once a year thereafter or more often as directed by CDC. Regular basis is defined as having contact with inmates in confined quarters more than once a week.

Contractors and any employees and/or sub-contractors shall provide to the CDC, at no cost to the state, a CDC 7336 Employee Initial/Annual Tuberculosis (TB) Skin Test, and a CDC 7354 TB Infectious Free Staff Certification, prior to assuming any contract duties, and annually thereafter, as evidence that the Contractor and any employees and or sub-contractors have been examined and found free of TB in an infectious stage. The CDC 7336 and the CDC 7354 will be provided by the institution upon Contractor's request.

BACKGROUND CHECKS

The State reserves the right to conduct a background check on the Contractor and/or the Contractor's personnel as the State deems necessary prior to award or during. the term of the contract. The State further reserves the right to terminate the conract should a threat to security be determined.

FINGERPRINTING

The Contractor and any employees of the Contractor may be subject to fingerprinting and clearance by the State through the Department of Justice, Bureau of Criminal Identification and Information.

LIABILITY FOR LOSS AND DAMAGES

Any damages by the Contractor to the State's facility including equipment, furniture, materials or other State property will be repaired or replaced by the Contractor to the satisfaction of the State at no cost to the State. The State may, at its option, repair any such damage and deduct the cost thereof from any sum due Contractor under this contract.

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


DIGEST OF LAWS

Individuals who are not employees of the California Department of Corrections
(CDC), but who are working in and around inmates who are incarcerated within California's institutions/facilities or camps, are to be apprised of the laws, rules and regulations governing conduct in associating with prison inmates. The following is a summation of pertinent information when non-departmental employees come in contact with prison inmates. By signing this contract, the Contractor agrees that if the provisions of the contract require the Contractor to enter an institution/facility or camp, the Contractor and any employee(s) and/or subcontractor(s) shall be made aware of and shall abide by the following laws, rules and regulations governing conduct in associating with prison inmates:

1. Persons who are not employed by CDC, but are engaged in work at any institution/facility or camp must observe and abide by all laws, rules and regulations governing 'the conduct of their behavior in associating with prison inmates. Failure to comply with these guidelines may lead to expulsion from CDC institutions/facilities or camps.

SOURCE: California Penal Code (PC) Sections 5054 .and 5058; California Code of Regulations (CCR), Title 15, Sections 3285 and 3415

2. CDC does not recognize hostages for bargaining purposes. CDC has a "NO HOSTAGE" policy and all prison inmates, visitors, and employees shall be made aware of this.

SOURCE: PC Sections 5054 and 5058; CCR, Title 15, Sections 3304 I

3. All persons entering onto institution/facility or camp grounds consent to- a search of their person, property or vehicle at any time. Refusal by individuals to submit to a search of their person, property, or vehicle may be cause for denial of access to the premises.

SOURCE: PC Sections 2601, 5054 and 5058; CCR, Title 15, Sections 3173, 3177 and 3288

4. Persons normally permitted to enter an institution/facility or camp may be barred, for cause, by the CDC Director, Warden, and/or Regional Parole Administrator.

SOURCE: PC Sections 5054 and 5058; CCR, Title 15, Section 3176 (a)

5. It is illegal for an individual who has been previously convicted of a felony offense to enter into CDC institutions/facilities or camps without the prior approval of the Warden. It is also illegal for an individual to enter onto these premises for unauthorized purposes or to refuse to leave said premises when, requested to do so. Failure to comply with this provision could lead to prosecution.

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


SOURCE: PC Sections, 602, 4570.5 and 4571; CCR, Title 15, Sections 3173 and 3289

6. Encouraging and/or assisting prison inmates to escape is a crime. It is illegal to bring firearms, deadly weapons, explosives, tear gas, drugs or drug paraphernalia on CDC institutions/facilities or camp premises. It is illegal to give prison inmates firearms, explosives, alcoholic beverages, narcotics, or any drug or drug paraphernalia, including cocaine or marijuana.

SOURCE: PC Sections 2772, 2790, 4533, 4535, 4550, 4573, 4573.5, 4573.6 and 4574

7. It is illegal to give or take letters from inmates without the authorization of the Warden. It is also illegal to give or receive any type of gift and/or gratuities from prison inmates.

SOURCE: PC Section 2540, 2541 and 4570; CCR, Title 15, Sections 3010, 3399, 3401, 3424 and 3425

8. In an emergency situation the visiting program and other program activities may be suspended.

SOURCE: PC Section 2601; CCR, Title 15, Section 3383

9. For security reasons, visitors must not wear clothing that in any way resembles state issued prison inmate clothing (blue denim shifts, blue denim pants).

SOURCE: CCR, Title 15, Section 3171 (b) (3)

10. Interviews with SPECIFIC INMATES are not permitted. Conspiring with an inmate to circumvent policy and/or regulations constitutes a rule violation that may result in appropriate legal action.

SOURCE: CCR, Title 15, Sections 3261.5, 3315 (3) (W), and 3177.

INDEPENDENT CONTRACTOR

All services provided by the Contractor under this contract shall be performed as an independent contractor. The Contractor shall be responsible for withholding all applicable employee taxes.

CORPORATE STATUS VERIFICATION

Contractor, if a corporation, does certify under penalty of perjury that the corporation is currently in good standing with the Office of the Secretary of State and is qualified to do business in the State of California.

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


DISCLOSURE

Neither the State nor any State employee will be liable to the Contractor or its staff for injuries inflicted by inmates of the State. The State will agree to disclose to the Contractor any statements known to State staff made by any inmate which indicate violence may result in any specific situation, and the same responsibility will be shared by the Contractor in disclosing such statements to the State staff.

ANTITRUST CLAIMS

In submitting a bid to a public purchasing body, the bidder offers and agrees that if the bid is accepted, it will assign to the purchasing body all rights, title, and interest in and to all causes of action it may have under Section 4 of the Clayton Act (15 U.S.C. Sec. 15) or under the Cartwright Act (Chapter 2 (commencing with Section 16700), of Part 2 of Division 7 of the Business and Professions Code), arising from purchases of goods, materials, or services by the bidder for sale to the purchasing body pursuant to the bid. Such assignment shall be made and become effective at the time the purchasing body tenders final payment to the bidder.

If an awarding body or public purchasing body receives, either through judgment or settlement, a monetary recovery for a cause of action assigned, under this chapter, the assignor shall be entitled to receive reimbursement for actual legal costs incurred and may, upon demand, recover from the public body any portion of the recovery, including treble damages, attributable to overcharges that were paid by the assignor but were not paid by the public body as part of the bid price, less the expenses incurred in obtaining that portion of the recovery.

Upon demand in writing by the assignor, the assignee shall, within one year from such demand, reassign the cause of action assigned under this part if the assignor has been or may have been injured by the violation of law for which the cause of action arose and (a) the assignee has not been injured thereby, or (b) the assignee declines to file a court action for the cause of action.

RECYCLE CONTENT

Should materials, goods, supplies offered, or products be used in the performance of this contract, the contractor by signing this contract hereby certifies that the materials, goods, supplies offered, or products meets or exceeds the minimum percentage of recycled material as defined in Sections 12161 and 12200 of the Public Contract Code.

COMPUTER SOFTWARE

Contractor certifies that it has appropriate systems and controls in place to ensure that state funds will not be used in the performance of this contract for the acquisition, operation or maintenance of computer software in violation of copyright laws.

TeleScience International, Inc.                                     Attachment B
General Terms and Conditions                               Contract No. ICM01114


CHILD SUPPORT COMPLIANCE ACT

For any contract in excess of $100,000, the contractor acknowledges in accordance with Public Contract Code Section 7110, that:

(a) the contractor recognizes the importance of child and family support obligations and shall fully comply with all applicable state and federal laws relating to child and family support enforcement, including, but not limited to disclosure of information and compliance with earnings assignment orders, as provided in Chapter 8 (commencing with Section 5200) of Part 5 of Division 9 of the Family Code; and

(b) the contractor, to the best of its knowledge is fully complying with the earnings assignment orders of all employees and is providing the names of all new employees to the New Employee Registry maintained by the California Employment Development Department.

UNION ORGANIZING

Contractor by signing this agreement hereby acknowledges the applicability of Government Code Section 16645 through Section 16649 to this agreement.

1) Contractor will not assist, promote or deter union organizing by employees performing work on a state service contract, including a public works contract.

2) No state funds received under this agreement will be used to assist, promote or deter union organizing.

3) Contractor, will not, for any business conducted under this agreement, use any state property to hold meetings with employees or supervisors, if the purpose of such meetings is to assist, promote or deter union organizing, unless the state property is equally available to the general public for holding meetings.

4) If Contractor incurs costs, or makes expenditures to assist, promote or deter union organizing, Contractor will maintain records sufficient to show that no reimbursement from state funds has been sought for these costs,- and that Contractor shall provide those records to the Attorney General upon request.

UNION ACTIVITIES

Contractor hereby certifies that no request for reimbursement, or payment under this agreement, will seek reimbursement for costs incurred to assist, promote or deter union organizing.

AIR OR WATER POLLUTION VIOLATION

Under the State laws, the Contractor shall not be:

(1) in violation of any order or resolution not subject to review promulgated by the State Air Resources Board or an air pollution control district;

(2) subject to cease and desist order not subject to review issued pursuant to
Section 13301 of the Water Code for violation of waste discharge requirements or discharge prohibitions; or

(3) finally determined to be in violation of provisions of federal law relating to air or water pollution.

TeleScience International, Inc.                                     Attachment C



                               STATE OF CALIFORNIA
                            DEPARTMENT OF CORRECTIONS

                                  BID PROPOSAL

                        TEMPORARY/RELIEF NURSING SERVICES

Licensed Vocational Nurse, Licensed Registered Nurse, Nurse Practitioner, Certified Nursing As Assistant, Certified Registered Nurse Anesthetist, Surgical Technician, Surgical Nurse, Medical Assistant

                              CONTRACT NO. ICM01114

The bidder proposes and agrees to furnish all labor, material, transportation and equipment necessary to perform all services required for the foregoing titled work in accordance with the Instructions to Bidders, Scope of Services, General Terms and Conditions, and such addenda thereto as may be issued prior to the public bid opening date for the rates set forth in the spaces provided herein.

A copy of the CDC Medical Standard for Care is available upon request by contacting, CDC, Heath Care Services Division at (916) 323-6811.

The rates set forth shall remain in force for the stated term of the contract and shall include the cost of insurance and every other item of expense, direct or indirect, including State sales tax incidental to the bid price.

By virtue of submitting a bid, the undersigned is accepting the terms and conditions expressed in this IF-B.

--------------------------------------------------- ----------------------------------------------------------
COMPANY NAME
TeleScience International, Inc.
--------------------------------------------------- ----------------------------------------------------------
STREET ADDRESS                                      P. O. BOX
2230 Gallows Rd, Ste 310
--------------------------------------------------- ----------------------------------------------------------
CITY, STATE & ZIP CODE                              CITY, STATE & ZIP CODE
Vienna, Va  22027
--------------------------------------------------- ----------------------------------------------------------
TELEPHONE NUMBER                                    FAX NUMBER
(703) 641-8890                                      (703) 641-8949
--------------------------------------------------- ----------------------------------------------------------
FEDERAL ID OR SOCIAL SECURITY NO.                   E-MAIL ADDRESS
54-1433399                                          Cwallace@TeleScience.com
--------------------------------------------------- ----------------------------------------------------------
PRINT NAME AND TITLE OF CONTRACT SIGNEE             SIGNATURE OF AUTHORIZED REPRESENTATIVE/DATE
Christopher M. Wallace/VP                           [/s/ Christopher M. Wallace]   12-Feb-02
--------------------------------------------------- ----------------------------------------------------------
NAME OF CONTRACTOR'S CONTACT PERSON                 PHONE NO. OF CONTACT PERSON
Christopher M. Wallace                              (703) 641-8890
--------------------------------------------------- ----------------------------------------------------------

Status:

[_] Individual           [_] Corporation (State in which incorporated VA)

[_] Co-partnership       [_] Combination                   [_] Joint Venture

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114


An and all services performed outside the scope of this contract shall be the sole risk and ex ense of the Contractor.

The rate payment for services shall be the amount bid per hour of services. The bidder shall set fort the bid rates in clear legible figures in the space provided. If there are changes in the bid rat , once entered, the changes must be initialed. Use Attachment D, List of Participating Institutions, for estimated number of hours per month per nursing classification per institution. Bid Bidders may bid on one or more of the institution groupings. Your bid must be for all ins itutions within the grouping.

CONTRACTOR PROPOSES TO PROVIDE NURSING SERVICES AT THE FOLLOWING RATES:

Licensed  Vocational Nurse

--------------------------------------------------------------------------------
            GROUP                               HOURLY RATE
--------------------------------------------------------------------------------
1. HD, CCC, PBSP                                $35.00
--------------------------------------------------------------------------------
2. SP, SAC, MC                                  $33.00
--------------------------------------------------------------------------------
3. CMF, SOL, SQ                                 $33.00
--------------------------------------------------------------------------------
4. VI, NCWF, SCC                                $33.00
--------------------------------------------------------------------------------
5. CCWF, VSPW                                   $37.00
--------------------------------------------------------------------------------
6. CTF, SVSP                                    $33.00
--------------------------------------------------------------------------------
7. ASP, PVSP, COR, CSA, WSP, NKSP               $37.00
--------------------------------------------------------------------------------
8. CMC                                          $33.00
--------------------------------------------------------------------------------
9. CCI, LAC                                     $33.00
--------------------------------------------------------------------------------
10. CIW, CIM, CRC                               $33.00
--------------------------------------------------------------------------------
11. CVSP, ISP, CAL, CEN, RJD                    $37.00
--------------------------------------------------------------------------------


Registered Nurse

--------------------------------------------------------------------------------
            GROUP                               HOURLY RATE
--------------------------------------------------------------------------------
1. HD, CCC, PBSP                                $43.00
--------------------------------------------------------------------------------
2. FSP, SAC, MC                                 $45.00
--------------------------------------------------------------------------------
3. CMF, SOL, SQ                                 $43.00
--------------------------------------------------------------------------------
4. DVI, NCWF, SCC                               $43.00
--------------------------------------------------------------------------------
5. CCWF, VSPW                                   $49.00
--------------------------------------------------------------------------------
6. CTF, SVSP                                    $43.00
--------------------------------------------------------------------------------
7. ASP, PVSP, COR, CSA, WSP, NKSP               $49.00
--------------------------------------------------------------------------------
8. CMC                                          $35.00
--------------------------------------------------------------------------------
9. CCOI, LAC                                    $45.00
--------------------------------------------------------------------------------
10. CIW, CIM, CRC                               $45.00
--------------------------------------------------------------------------------
11. CVSP, ISP, CAL, CEN, RJD                    $45.00
--------------------------------------------------------------------------------

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114


 Attachment C Contract No. ICM01 114
Nun
TeleScience International, Inc. Nursing Services


Nurse Practitioner

--------------------------------------------------------------------------------
            GROUP                               HOURLY RATE
--------------------------------------------------------------------------------
1. HD, CCC, PBSP                                $59.00
--------------------------------------------------------------------------------
2. FSP, SAC, MC                                 $61.00
--------------------------------------------------------------------------------
3. CMF, SOL, SQ                                 $61.00
--------------------------------------------------------------------------------
4. DVI, NCWF, SCC                               $61.00
--------------------------------------------------------------------------------
5. CCWF, VSPW                                   $63.00
--------------------------------------------------------------------------------
6. CTF, SVSP                                    $61.00
--------------------------------------------------------------------------------
7. SP, PVSP, COR, CSA, WSP, NKSP                $63.00
--------------------------------------------------------------------------------
8. CIVIC                                        $59.00
--------------------------------------------------------------------------------
9. CI, LAC                                      $61.00
--------------------------------------------------------------------------------
10. CIW, ??? CIM, CRC                           $61.00
--------------------------------------------------------------------------------
11. CVSP, ??? ISP, CAL, CEN, RJD                $61.00
--------------------------------------------------------------------------------


Certified  Nursing Assistant

--------------------------------------------------------------------------------
            GROUP                               HOURLY RATE
--------------------------------------------------------------------------------
1. D, CCC, PBSP                                 $16.50
--------------------------------------------------------------------------------
2. SP, SAC, MC                                  $17.00
--------------------------------------------------------------------------------
3. CMF, ??? SOL, SQ                             $18.00
--------------------------------------------------------------------------------
4. VI, NCWF, SCC                                $17.00
--------------------------------------------------------------------------------
5. CCWF, ??? VSPW                               $17.00
--------------------------------------------------------------------------------
6. CTF, ??? SVSP                                $17.00
--------------------------------------------------------------------------------
7. ASP, PVSP, COR, CSA, WSP, NKSP               $18.00
--------------------------------------------------------------------------------
8. CMC                                          $17.00
--------------------------------------------------------------------------------
9. CCI; LAG                                     $15.00
--------------------------------------------------------------------------------
10. CIW, CIM, CRC                               $15.00
--------------------------------------------------------------------------------
11. CVSP, ISP, CAL, CEN, RJD                    $15.00
--------------------------------------------------------------------------------


Certified Registered Nurse Anesthetist

--------------------------------------------------------------------------------
            GROUP                               HOURLY RATE
--------------------------------------------------------------------------------
1. HD, CCC, PBSP                                $85.00
--------------------------------------------------------------------------------
2. FSP, SAC, MC                                 $75.00
--------------------------------------------------------------------------------
3. CMF, SOL, SQ                                 $85.00
--------------------------------------------------------------------------------
4. DVI, NCWF, SCC                               $75.00
--------------------------------------------------------------------------------
5. CCWF, VSPW                                   $75.00
--------------------------------------------------------------------------------
6. CTF, SVSP                                    $75.00
--------------------------------------------------------------------------------
7. ASP, PVSP, COR, CSA, WSP, NKSP               $75.00
--------------------------------------------------------------------------------
8. CMC                                          $75.00
--------------------------------------------------------------------------------
9. CCI, LAC                                     $85.00
--------------------------------------------------------------------------------
10. CIW, CIM, CRC                               $85.00
--------------------------------------------------------------------------------
11. CVSP, ISP, CAL, CEN, RJD                    $75.00
--------------------------------------------------------------------------------

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114


Surgical Technician

--------------------------------------------------------------------------------
            GROUP                               HOURLY RATE
--------------------------------------------------------------------------------
1. CMF                                          $33.00
--------------------------------------------------------------------------------
2. COR                                          $33.00
--------------------------------------------------------------------------------
3. CMC                                          $29.00
--------------------------------------------------------------------------------
4. CIM                                          $37.00
--------------------------------------------------------------------------------


Surgical Nurse

--------------------------------------------------------------------------------
            GROUP                               HOURLY RATE
--------------------------------------------------------------------------------
1. CMF                                          $45.00
--------------------------------------------------------------------------------
2. COR                                          $45.00
--------------------------------------------------------------------------------
3. CMC                                          $45.00
--------------------------------------------------------------------------------
4. CIM                                          $45.00
--------------------------------------------------------------------------------


Assistant

-------------------------------------------------------------------------------
            GROUP                               HOURLY RATE
-------------------------------------------------------------------------------
1. HD, CCC, PBSP                                $18.00
--------------------------------------------------------------------------------
2. SP, SAC, MC                                  $21.00
--------------------------------------------------------------------------------
3. CMF, SOL, SQ                                 $21.00
--------------------------------------------------------------------------------
4. DVI, NCWF, SCC                               $21.00
--------------------------------------------------------------------------------
5. CCWF, VSPW                                   $18.00
--------------------------------------------------------------------------------
6. CTF, SVSP                                    $18.00
--------------------------------------------------------------------------------
7. SP, PVSP, COR, CSA, WSP, NKSP                $18.00
--------------------------------------------------------------------------------
8. CMC                                          $18.00
--------------------------------------------------------------------------------
9. CCI, LAC                                     $21.00
--------------------------------------------------------------------------------
10. CIW, CIM, CRC                               $21.00
--------------------------------------------------------------------------------
11. CVSP, ISP, CAL, CEN, RJD                    $21.00
--------------------------------------------------------------------------------


The start date for the institutions included in this bid shall be April 1, 2002, however, the start date for CIM, CIW, CRC, CAL, CEN, CVSP, LAC, and ISP shall be at a later date depending on their service needs. CDC reserves the right to have an earlier start date if necessary.

Contractor may offer a discount on invoices in order for the invoices to be paid within thirty (30) days of receipt. Discount offered must be at least one-half of one percent and a minimum of

Discount offered on invoices, to be paid within 30 days of receipt   =  .5%

In the event of a tie, the bid with the highest discount shall be used as the tie breaker.

NOTE:

1. CDC makes no guarantee that all institutions listed will require the services.

2. Start date of services for the listed institutions may vary.

3. Shifts and workdays listed in Attachment D, can be changed, deleted, or added at the discretion of the Institution contract person or his/her representative.

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114



4. Any quantities listed on the bid proposal form are CDC's estimates only and are being given as a basis for the comparison of bids. The State does not expressly or by implication agree that the actual amount of work will correspond therewith and reserves the right to omit portions of the work as may be deemed necessary or advisable by the State.

5. In case of a discrepancy between the Unit Price and Item Total, the Unit Price shall prevail; however, if the Unit Price figure is ambiguous, unintelligible, or uncertain for any cause, or is omitted, the Item Total shall be divided by the estimated usage to ascertain the Unit Price. In the case of a discrepancy between the Bid Proposal Total and the sum of Item Total, the sum of all Item Totals shall prevail.

6. The dollar amount of the total bid will be rounded up to the nearest whole dollar when the contract documents resulting from this IFB are prepared.

NOTICE TO ALL BIDDERS: Section 14835, et seq. of the California Government Code requires that a five (5) percent preference be given to bidders who qualify as a small business. The rules and regulations of this law, including the definition of a small business for the delivery of service, are contained in Title 2, California Code of Regulations, Section 1896, et seq. A copy of the regulation is available upon request. To claim the small business preference, which may not exceed $50,000 for any bid, your firm must have its principal place of business located in California, have a completed application (including proof of annual receipts) on file with the State Office of Small Business Certification and Resources (OSBCR) by 5:00 p.m. on the date bids fare opened, and be verified by such office. Questions regarding the preference approval process should be directed to OSBCR at (916) 322-5060.

For reporting purposes only, it is important to know whether or not your firm is considered a small! , or large, business in accordance with State Government Code standards: CDC is mandated to complete a Small Business Report for each contractor who does business with the State. Therefore, failure to complete this form will result in the classification of your business as a large business.

Please check the appropriate response:

This business is:                                 Small (a copy of your OSBCR
                                                  small business certification
                                                  should be submitted with your
                                                  bid proposal to verify small
                                              X   business preference)

                                             ___  Large

If you are not an OSBCR certified small business contractor, please complete the following information on all subcontractors and consultants you will use in the performance of this contract and identify those that qualify as an SBE.

Small Business Enterprise means a business certified by the Office of Small Business and Certification Resources in which:

1. The principal office is located in California.

2. The officers are domiciled in California.

3. The business is independently owned and operated.

4. The business, with any affiliates, is not dominant in its field of operation.

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114



5. And either:

a. The business, together with any affiliates, has 100 or fewer employees and averaged annual gross receipts of $10,000,000 or less over the previous three years, or

b. The business is a manufacturer with 100 or fewer employees.

In addition to reporting those subcontractors and consultants known by you to be certified SBEs, we request that you encourage any subcontractor(s) you intend to use that you suspect may be an SBE, but /that is not currently certified as such, become certified through the OSBCR. Refer to the information above regarding how to contact the OSBCR. You may also contact the Contract Management Branch at CDC for assistance in this area by calling the CDC contact person identified in this proposal.

When completing the following subcontractor and/or consultant information, please indicate whether the subcontractor/consultant is an SBE by placing an "X" in the appropriate column and including their OS CR Reference Number;-if known. If additional space is required for this listing, additional sheets in the format outlined below should be attached to this bid proposal.


SUBCONTRACTOR OR        SERVICES TO           DOLLAR AMOUNT                                       OSBCR
CONSULTANT NAME         BE PERFORMED           OF SERVICES         CHECK IF AN SBE            REFERENCE NUMBER
---------------         ------------           -----------         ---------------            ----------------
---------------         ------------           -----------         ---------------            ----------------

---------------         ------------           -----------         ---------------            ----------------

---------------         ------------           -----------         ---------------            ----------------

---------------         ------------           -----------         ---------------            ----------------

---------------         ------------           -----------         ---------------            ----------------

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114



                       LIST OF PARTICIPATING INSTITUTIONS

                                 CLASSIFICATIONS

--------------------------------------------------------------------------------
        LVN           Licensed Vocational Nurse
--------------------------------------------------------------------------------
        RN            Registered Nurse
--------------------------------------------------------------------------------
        NP            Nurse Practitioner
--------------------------------------------------------------------------------
        CNA           Certified Nursing Assistant
--------------------------------------------------------------------------------
       CRNA           Certified Registered Nurse Anesthetist
--------------------------------------------------------------------------------
        ST            Surgical Technician
--------------------------------------------------------------------------------
        SN            Surgical Nurse
--------------------------------------------------------------------------------
        MA            Medical Assistant
--------------------------------------------------------------------------------


SHIFT HOURS:  8, 10, OR 12 MAY VARY PER INSTITUTION

LOCATION OF SERVICES: HOSPITAL, CLINIC OR INFIRMARY, MAY VARY PER INSTITUTION

--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Estimated
                                                                         Estimated                Average Number
                                                       Type of           Number of                 of Hours per
Institution and Contact Person                          Nurse              Nurses                Month per Nurse
--------------------------------------------------------------------------------------------------------------------------
Avenal State Prison (ASP)                                LVN                 2                          20
#1 Kings Way                                              RN                 3                         140
Avenal, CA 92104                                          NP                 1                         100
Ross Davis, M.D.                                         CNA                 1                         100
(559) 386-0587 ext. 724                                  CRNA                1                         100
                                                          MA                 1                         100
--------------------------------------------------------------------------------------------------------------------------
Calipatria State Prison (CAL)                            LVN                 1                         100
7Q18 Blair Road                                           RN                 1                         100
Calipatria, CA 92233                                      NP                 1                         100
Martine Levin, M.D.                                      CNA                 1                         100
(7160) 348-7000 ext. 5405                                CRNA                1                         100
                                                          MA                 1                         100
--------------------------------------------------------------------------------------------------------------------------
California Correctional Center (CCC)                     LVN                 1                         100
711-045 Center Road                                       RN                 1                         100
Susanville, CA 96130                                      NP                 1                         100
M. S. Bardo, M.D., CMO                                   CNA                 1                         100
(530) 257-2181 ext. 1215 [/s/ 4215]                      CRNA                1                         100
                                                          MA                 1                         100
--------------------------------------------------------------------------------------------------------------------------
California Correctional Institution (CCI)                LVN                 1                         100
End of Highway 202                                        RN                 4                         160
Tehachapi, CA 93581                                       NP                 1                         100
Dr. Sethi, HCM                                           CNA                 8                         160
(601) 822-4402 ext. 3754                                 CRNA                1                         100
                                                          MA                 1                         100
--------------------------------------------------------------------------------------------------------------------------

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114

---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Estimated
                                                                          Estimated               Average Number
                                                        Type of           Number of                of Hours per
Institution and Contact Person                           Nurse             Nurses                 Month per Nurse
---------------------------------------------------------------------------------------------------------------------------
Central California Women's Facility                       LVN                 1                         100
(CCWF)                                                     RN                 4                         160
28370 Road 22                                              NP                 1                         100
Chowchilla, CA 93610                                      CNA                 8                         160
Augustine Mekkan                                          CRNA                1                         100
(559) 665-5531 ext. 7000                                   MA                 1                         100
---------------------------------------------------------------------------------------------------------------------------
Centinela State Prison (CEN)                              LVN                 1                         100
21002 Brown Road                                           RN                 1                         100
Imperial, CA 92251                                         NP                 1                         100
Charles Pickett, D.O., MDH                                CNA                 1                         100
(760) 337-7900 ext. 7020                                  CRNA                1                         100
                                                           MA                 1                         100
---------------------------------------------------------------------------------------------------------------------------
California Institution for Men (CIM)                      LVN                 1                         100
14901 South Central Avenue                                 RN                 1                         100
Chino, CA 91710                                            NP                 1                         100
Stephen Wyman, M.D.                                       CNA                 1                         100
(009) 597-1821 ext. 2000                                  CRNA                1                         100
                                                           ST                 1                         100
                                                           SN                 1                         100
                                                           MA                 1                         100
---------------------------------------------------------------------------------------------------------------------------
California Institution for Women (CIW)                    LVN                 1                         100
116756 Chino-Corona Road                                   RN                10                         80
Frontera, CA 91720                                         NP                 1                         100
Jacqueline Long., M.D., HCM                               CNA                 1                         100
(909) 597-1771 ext. 4929                                  CRNA                1                         100
                                                           MA                10                         100
---------------------------------------------------------------------------------------------------------------------------
California Men's Colony (CMC)                             LVN                10                         150
Highway 1                                                  RN                20                        1,50
San Luis Obispo, CA 93409                                  NP                 1                         100
Robert Meyers, M.D., HCM                                  CNA                10                         150
(805) 547-7911                                            CRNA                1                         100
                                                           ST                 1                         100
                                                           SN                 5                         40
                                                           MA                 5                         150
---------------------------------------------------------------------------------------------------------------------------

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Estimated
                                                                            Estimated               Average Number
                                                          Type of           Number of                of Hours per
Institution and Contact Person                             Nurse             Nurses                 Month per Nurse
-----------------------------------------------------------------------------------------------------------------------------
California Medical Facility (CMF)                           LVN                 1                         100
11600 California Drive                                       RN                 1                         100
Vacaville, CA 95687                                          NP                 2                         150
Horance Little, HPC                                         CNA                 1                         100
(707) 453-7017                                              CRNA                1                         100
                                                             ST                 1                         100
                                                             SN                 1                         100
                                                             MA                 1                         100
-----------------------------------------------------------------------------------------------------------------------------
California State Prison, Corcoran (COR)                     LVN                 1                         100
4001 King Avenue                                             RN                 1                         100
Corcoran, CA 93212                                           NP                 1                         100
Maggie Vermillion [/s/ Joseph Obaiza - Hosp. Admin]         CNA                 1                         100
(559) 992-8800 ext. 6908                                    CRNA                1                         100
                                                             ST                 1                         100
                                                             SN                 1                         100
                                                             MA                 1                         100
-----------------------------------------------------------------------------------------------------------------------------
California Rehabilitation Center (CRC)                      LVN                 1                         100
5th Street and Western                                       RN                 1                         100
Norco, CA 91760                                              NP                 1                         100
M. Jaffee, M.D.                                             CNA                 1                         100
(916) 985-8610 ext. 6174                                    CRNA                1                         100
                                                             MA                 1                         100
-----------------------------------------------------------------------------------------------------------------------------
California Substance Abuse Treatment                        LVN                10                         170
Facility and State Prison at Corcoran (CSA)                  RN                11                         170
900 Quebec Avenue                                            NP                 1                         100
Corcoran, CA 93212                                          CNA                 5                         170
Dr. [/s/ Salamo]                                            CRNA                1                         100
5ss.9 992-7100 ext. 7194                                       MA                 1                         100
-----------------------------------------------------------------------------------------------------------------------------
Correctional Training Facility (CTF)                        LVN                 1                        'f00
Highway 101 N                                                RN                 1                         100
Soledad, CA 93960                                            NP                 1                         100
Michael, Friedman                                           CNA                 1                         100
(861) 678-3951 ext. 2321                                    CRNA                1                         100
                                                             MA                 1                         100
-----------------------------------------------------------------------------------------------------------------------------
Chuckawalla Valley State Prison (CVSP)                      LVN                 2                         160
19025 Wileys Well Road                                       RN                 2                         160
Blythe, CA 92225                                             NP                 1                         100
John Culton, M.D., MPH                                      CNA                 1                         100
(760) 922-5300 ext. 7009                                    CRNA                1                         100
                                                             MA                 1                         100
-----------------------------------------------------------------------------------------------------------------------------

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114

---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Estimated
                                                                          Estimated               Average Number
                                                        Type of           Number of                of Hours per
Institution and Contact Person                           Nurse             Nurses                 Month per Nurse
---------------------------------------------------------------------------------------------------------------------------
Deuel Vocational Institution (DVI)                        LVN                 1                         100
23500 Kasson Road                                         RN                 10                         120
Tracy, CA 95376                                           NP                  1                         100
George Leiser                                             CNA                 1                         100
(209) 835-4141 ext. 5820                                 CRNA                 1                         100
                                                          MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------
Folsom State Prison (FSP)                                 LVN                 1                         100
Prison Road                                               RN                  1                         100
Represa, CA 95671                                         NP                  1                         100
Qwendolyn Dennard, M.D.                                   CNA                 1                         100
(916) 985-2561 ext. 3034                                 CRNA                 1                         100
                                                          MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------
High Desert State Prison (HDSP)                           LVN                 3                         160
475-750 Rice Canyon Road                                  RN                 10                         160
Susanville, CA 96130                                      NP                  1                         100
William Murphy                                            CNA                 1                         100
(530) 251-5100 ext. 5400                                 CRNA                 1                         100
                                                          MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------
Ironwood State Prison (ISP)                               LVN                 5                         176
1 9005 Wileys Well Road                                   RN                  5                         176
Blythe, CA 92226                                          NP                  1                         100
John Stiles, M.D.                                         CNA                 5                         176
(760) 921-3000 ext. 6720                                 CRNA                 1                         100
                                                          MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------
California State Prison, Los Angeles                      LVN                 1                         100
County (LAC)                                              RN                  1                         100
44:750 - 60th Street, West                                NP                  1                         100
Lancaster, CA 93536                                       CNA                 1                         100
R. Sethi, M.D.                                           CRNA                 1                         100
(661) 729-2000 ext. 7012                                  MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------
Mule Creek State Prison (MCSP)                            LVN                 1                         100
40101 Highway 104                                         RN                  1                         180
Ione, CA 95640                                            NP                  1                         100
Barbara Walters, Health Program Coord.                    CNA                 1                         100
(209) 274-4911 ext. 6970                                 CRNA                 1                         100
                                                          MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114

--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Estimated
                                                                         Estimated               Average Number
                                                       Type of           Number of                of Hours per
Institution and Contact Person                          Nurse             Nurses                 Month per Nurse
--------------------------------------------------------------------------------------------------------------------------
Northern California Women's Facility                     LVN                1.                         100
(NCWF)                                                   RN                  1                         100
715 East Arch Road                                       NP                  1                         100
Stockton, CA 95025                                       CNA                 1                         100
William Williams, M.D.                                  CRNA                 1                         100
(209) 943-1600 ext. 7005                                 MA                  1                         100
--------------------------------------------------------------------------------------------------------------------------
North Kern State Prison (NKSP)                           LVN                 1                         100
21737 West Cecil Avenue [/s/ Gaza Mr. Hughes]            RN                  1                         100
Delano, CA 93215                                         NP                  1                         100
David Evans, M.D.                                        CNA                 1                         100
(805) 721-2345 ext. 5917                                CRNA                 1                         100
                                                         MA                  1                         100
--------------------------------------------------------------------------------------------------------------------------
Pelican Bay State Prison (PBSP)                          LVN                 6                         88
5005 Lake Earl Drive                                     RN                 10                         88.
Crescent City, CA 95531                                  NP                  4                         88
Jinn Anderson, SRN II                                    CNA                 1                         100
(707) 465-9143                                          CRNA                 1                         100
                                                         MA                  1                         100
--------------------------------------------------------------------------------------------------------------------------
Pleasant Valley State Prison (PVSP)                      LVN                 1                         176
24863 West Jayne Avenue                                  RN                  1                         176
Coalinga, CA 93210                                       NP                  1                         100
Peggy Sundling, SRN 11                                   CNA                 1                         100
(559) 935-4900 ext. 5440                                CRNA                 1                         100
                                                         MA                  1                         100
--------------------------------------------------------------------------------------------------------------------------
Richard J. Donovan Correctional Facility at              LVN                10                         176
Rock Mountain (RJD)                                      RN                 12                         176
480 Alta Road                                            NP                  1                         100
San Diego, CA 92179                                      CNA                 1                         100
HCM/CMO                                                 CRNA                 1                         100
(609) 661-6500 ext. 7073                                 MA                  1                         100
--------------------------------------------------------------------------------------------------------------------------
California State Prison, Sacramento (SAC)                LVN                 1                         100
Prison Road                                              RN                  1                         100
Represa, CA 95671                                        NP                  1                         100
M. Jaffee, M.D.                                          CNA                 1                         100
(916) 985-8610 ext. 6174                                CRNA                 1                         100
                                                         MA                  1                         100
--------------------------------------------------------------------------------------------------------------------------

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Estimated
                                                                                Estimated               Average Number
                                                              Type of           Number of                of Hours per
Institution and Contact Person                                 Nurse             Nurses                 Month per Nurse
---------------------------------------------------------------------------------------------------------------------------------
Sierra Conservation Center (SCC)                                LVN                 2                         160
5100 O'Byrnes Ferry Road                                        RN                  2                         160
Jamestown, CA 95327                                             NP                  1                         160
Tammy Durand                                                    CNA                 1                         100
(209) 984-5291 ext. 5354                                       .CRNA                1                         100
                                                                MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------------
California State Prison, Solano (SOL)                           LVN                 6                         100
2100 Peabody Road                                               RN                  6                         100
Vacaville, CA 95696                                             NP                  1                         100
Dr. Downs                                                       CNA                 3                         100
(707) 451-0182 ext. 5481                                       CRNA                 1                         100
                                                                MA                  3                         100
---------------------------------------------------------------------------------------------------------------------------------
California State Prison, San Quentin (SQ)                       LVN                 3                         160
San Quentin, CA 94964                                           RN                  3                         160
H. Gosline, RN., SRN II, CF                                     NP                  1                         100
(415) 454-1460 ext. 5582                                        CNA                 4                         160
                                                               CRNA                 1                         100
                                                                MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------------
Salinas Valley State Prison (SVSP)                              LVN                 1                         100
31625 Highway 101                                               RN                  1                         100
Soledad, CA 93960                                               NP                  1                         100
John Chu                                                        CNA                 1                         100
(851) 678-5500                                                 CRNA                 1                         100
                                                                MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------------
Valley State Prison for Women (VSPW)                            LVN                10                         176
21633 Avenue 24                                                 RN                  4                         176
Chowchilla, CA 93610                                            NP                  1                         100
F. Follettt, M.D.                                               CNA                 5                         176
(569) 665-6100 ext. 6811                                       CRNA                 1                         100
                                                                MA                 15                         176
---------------------------------------------------------------------------------------------------------------------------------
Wasco State Prison - Reception Center                           LVN                 1                         100
(WSP)                                                           RN                  5                         88
707 Scofield Avenue                                             NP                  1                         100
Wasco, CA  93280                                                CNA                 6                         176
Marjorie Divine [/s/ SRN II -  & Cindy Thn - SRNI - X5979]     CRNA                 1                         100
(661) 758-8400 ext. 5913                                        MA                  1                         100
---------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT E
                                                           Contract No. ICM01114

                                 FAX TRANSMITTAL

                            DEPARTMENT OF CORRECTIONS

                         NO. OF PAGES TRANSMITTED _____

TO:
        ------------------------------------------------------------------------

DATE:
        ------------------------------------------------------------------------

FROM:

        ------------------------------------------------------------------------

TELEPHONE NUMBER:                         FAX NUMBER:
                 -----------------------             ---------------------------

Comments:

This is a follow-up to our phone conversation on (date) regarding (Services) _____ services.

--------------------------------------------------------------------------------

Number of staff required:                 Shift:
                         ---------------          ------------------------------

Estimated length of assignment:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TeleScience International, Inc.                                     Attachment F
Nursing Services                                           Contract No. ICM01114


                     LISTING OF REGIONAL ACCOUNTING OFFICES

Invoices shall be submitted to the appropriate Regional Accounting Offices:

------------------------------------------------------------------------------------------------------------------------------------
                         REGIONAL ACCOUNTING OFFICE                                                      INSTITUTIONS
------------------------------------------------------------------------------------------------------------------------------------
Bakersfield Regional Accounting Office                                        California Correctional Institution (CCI),
Attention: Accounts Payable                                                   North Kern State Prison (NKSP),
P.O. Box 12050                                                                Wasco State Prison (WSP),
Bakersfield, CA 93309                                                         California State Prison, Los Angeles
(661) 334-3702                                                                Count (LAC)
------------------------------------------------------------------------------------------------------------------------------------
Central Coast Regional Accounting Office                                      California Men's Colony (CMC), Avenal
Attention: Accounts Payable                                                   State Prison (ASP), Correctional Training
P.O. Box 7021                                                                 Facility (CTF), Pleasant Valley State
Paso Robles, CA 93447-0147 [/s/ 728 13th St.] [/s/ 754]                       Prison (PVSP), Salinas Valley State Prison
(805) 237-6900 [/s/ Diane - Harriet Malloy]                                   (SVSP) P
------------------------------------------------------------------------------------------------------------------------------------
Central Valley Regional Accounting Office                                     Deuel Vocational Institution (DVI),
Attention: Accounts Payable                                                   Northern California Women's Facility
P.O. Box 4147                                                                 (NCWF), Mule Creek State Prison
Stockton, CA 95204-0147                                                       (MCSP), Sierra Conservation Center
209 948-7100                                                                  SCC
------------------------------------------------------------------------------------------------------------------------------------
El Centro                                                                     Calipatria State Prison (CAL),
Attention: Accounts Payable                                                   Centinela State Prison (CEN),
797 Main Street Ste. C                                                        Chuckwalla Valley State Prison (CVSP),
El Centro, CA 92243                                                           Ironwood State Prison (ISP)
(760) 337-4810
------------------------------------------------------------------------------------------------------------------------------------
North Coast Regional Accounting Office                                        California Medical Facility (CMF),,
Attention: Accounts Payable                                                   California State Prison - Solano (SOL)
P.O. Box 187016 [/s/ Elsa Martin [/s/ Elsa Martin]                            California State Prison - San Quentin
Sacramento; CA 95818-7016 [/s/ 916 445 9692]                                  (SQ), Pelican Bay State Prison (PBSP)
(916) 322-9009
------------------------------------------------------------------------------------------------------------------------------------
Sacramento Regional Accounting Office /s/ Andrea Jasso                        California Correctional Center (CCC),
Attention: Accounts Payable [/s/ Andrea Jasso - 916 358]                      California State Prison - Sacramento
P.O. Box 187015                                                               (SAC), Folsom State Prison (FSP), High
Sacramento, CA 95818-7015 [/s/ Steve Terrel]                                  Desert State Prison (HDSP)
(916) 358-2042
------------------------------------------------------------------------------------------------------------------------------------
Southern California Regional Accounting Office                                California Institution for Men (CIM), - .
Attention: Accounts Payable                                                   California Institution for Women (CIW),
P.O. Box 6000                                                                 California Rehabilitation Center (CRC),
Rancho Cucamonga, CA 91729-6000                                               Richard J. Donovan Correctional Facility at
(909) 483-1546                                                                Rock Mountain RJD
------------------------------------------------------------------------------------------------------------------------------------
Corcoran Regional Accounting Office                                           California Substance Abuse Treatment
Attention: Accounts Payable [/s/ "Luz" Guerra]                                Facility & State Prison - Corcoran (CSA),
P.O. Box 5240 [/s/ 1010 Chittenden Ave. - Pat Pranger]                        California State Prison - Corcoran (COR),
Corcoran, CA 93212 [/s/ 7035=FAX - 559 992 7034]                              Central California Women's Facilit Women
(559) 992-7073 [/s/ Supervisor = Sharon Love-Cole]                            (CCWF), Valley State Prison for
                                                                              VSPW)
------------------------------------------------------------------------------------------------------------------------------------

TeleScience International, Inc.                                     Attachment C
Nursing Services                                           Contract No. ICM01114


Contract No. ICM01114 Contractor shall provide services to institutions as follows:


------------------------------------------------------------------------------------------------------------------------------------
                  LVN            RN          NP               CAN            CRNA             MA           ST              SN
------------------------------------------------------------------------------------------------------------------------------------
Group 1:          Sixth          Fifth       Tertiary         Secondary      Tertiary         Tertiary     N/A             N/A
CCC, HD,
PBSP
------------------------------------------------------------------------------------------------------------------------------------
Group 2:          Seventh        Sixth       Tertiary         Fourth         Tertiary         Eighth       N/A             N/A
FSP, SAC,
MC
------------------------------------------------------------------------------------------------------------------------------------
Group 3:          Sixth          Fifth       Tertiary         Fourth         Tertiary .       Sixth        Secondary       Tertiary
CMF, SOL,
SQ
------------------------------------------------------------------------------------------------------------------------------------
Group 4:          Seventh        Sixth       Tertiary         Sixth          Tertiary         Eighth       N/A             N/A
DVI,
NCWF,
SCC
------------------------------------------------------------------------------------------------------------------------------------
Group 5:          Eighth         Eighth      Fourth           Eighth         Secondary        Eighth       N/A             N/A
CCWF,
VSPW
------------------------------------------------------------------------------------------------------------------------------------
Group 6:          Sixth          Sixth       Tertiary         Sixth          Secondary        Fifth        N/A             N/A
TF, SVSP
------------------------------------------------------------------------------------------------------------------------------------
Group 7:          Eighth         Eighth      Fourth           Eighth         Secondary        Eighth       Tertiary        Fourth
ASP, PVSP,
COR, CSA,
NKSP, WSP
------------------------------------------------------------------------------------------------------------------------------------
Group 8:          Sixth          Primary     Tertiary         Sixth          Secondary        Fifth        Tertiary        Tertiary
CMC
------------------------------------------------------------------------------------------------------------------------------------
Group 9:          Seventh        Seventh     Secondary        Primary        Secondary        Eighth       N/A             N/A
CCI, LAC
------------------------------------------------------------------------------------------------------------------------------------
Group 10:         Ninth          Ninth       Fourth           Fourth         Secondary        Ninth        Seventh         Sixth
CIW, CIW,
CRC
------------------------------------------------------------------------------------------------------------------------------------
Group 11:         Eighth         Seventh     Secondary        Primary        Secondary        Seventh      N/A             N/A
CVSP, ISP,
CAL, CEN,
RJD
------------------------------------------------------------------------------------------------------------------------------------